Exhibit 99.3

Combined Pro forma financials for the six months ended June 30, 2017 and year ended December 31, 2016
(Unaudited)

MEDICINE MAN TECHNOLOGIES, INC.

BALANCE SHEETS

Expressed in U.S. Dollars

	Medicine Man Tech	Success	Pono	Acquisition	Eliminations	Total
	June 30, 2017	June 30, 2017	June 30, 2017	June 30, 2017	June 30, 2017	June 30, 2017

Assets
Current assets
Cash and cash equivalents	$162,554	$26,631	$11,414	–	$–	$200,599
Accounts receivable, net	169,035	62,365	–	–	–	231,400
Accounts receivable - related party	–	24,294	–	–	–	24,294
Intercompany receivable	1,000	55,858	–	–	(56,858)	–
Available for sale securities	17,701	–	–	–	–	17,701
Inventory	–	92,798	16,376	–	–	109,174
Short-term note receivable	278,893	–	–	–	–	278,893
Other assets	32,667	17,340	–	–	–	50,007
Total current assets	661,850	279,285	27,790	–	(56,858)	912,067

Non-current assets
Fixed assets, net accumulated depreciation	$137,111	$16,922	$–	–	$–	$154,033
Intangible assets, net accumulated amortization	3,443	69,426	–	–	–	72,869
Goodwill	–	–	–	6,301,080	–	6,301,080
Total non-current assets	140,554	86,348	–	6,301,080	–	6,527,982

Total assets	$802,404	$365,633	$27,790	$6,301,080	$(56,858)	$7,440,049

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable	$29,059	$2,288	$981	$–	$–	$32,328
Other liabilities	–	3,467	1,486	–	–	4,953
Intercompany accounts payable	55,858	6,760	–	–	(62,618)	–
Total current liabilities	84,917	12,515	2,467	–	(62,618)	37,281

Long-term liabilities
Note payable - related party	$–	$58,280	$–	$–	$–	$58,280
Derivative liability	23,017	–	–	–	–	$23,017
Convertible loan	675,000	–	–	–	–	675,000
Total long-term liabilities	698,017	58,280	–	–	–	756,297

Total liabilities	782,934	70,795	2,467	–	(62,618)	793,578

Shareholders’ equity
Common stock $0.01 par value	$19,118	$10,000	$10,000	$–	$(20,000)	$19,118
Additional paid-in capital	3,706,635	150,000	–	6,301,080	175,921	10,333,636
Additional paid-in capital - Warrants	2,100,318	–	–	–	–	2,100,318
Shareholder distributions	–	(64,037)	(27,445)	–	91,482	–
Accumulated other comprehensive income (loss)	(14,854)	–	–	–	–	(14,854)
Retained earnings	(5,791,747)	198,875	42,768	–	(241,643)	(5,791,747)
Total shareholders' equity	19,470	294,838	25,323	6,301,080	5,760	6,646,471

Total liabilities and stockholders’ equity	$802,404	$365,633	$27,790	$6,301,080	$(56,858)	$7,440,049

See accompanying notes to the financial statements

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MEDICINE MAN TECHNOLOGIES, INC.

STATEMENT OF COMPREHENSIVE (LOSS) AND INCOME

For the Six Months Ended June 30, 2017

Expressed in U.S. Dollars

	Medicine Man Tech	Success	Pono	Acquisition	Eliminations	Total
	June 30, 2017	June 30, 2017	June 30, 2017	June 30, 2017	June 30, 2017	June 30, 2017

Operating revenues
Product sales	$229,214	$397,532	$126,604	$–	$(307,355)	$445,995
Product sales - related party	122,944	122,944	–	–	(41,574)	204,314
Consulting fees	565,796	55,806	–	–	(44,806)	576,796
Licensing fees	501,313	–	–	–	–	501,313
Seminar fees	4,222	–	–	–	–	4,222
Total revenue	1,423,489	576,282	126,604	–	(393,735)	1,732,640

Cost of services
Cost of services	$411,124	$92,641	$43,693	$–	$(87,057)	$460,401
Cost of services - related party	26,036	26,036	–	–	(6,625)	45,447
Total cost of services	437,160	118,677	43,693	–	(93,682)	505,848

Gross profit	$986,329	$457,605	$82,911	$–	$(300,053)	$1,226,792

Operating expenses
General and administrative	$435,296	$128,580	$46,289	$–	$(94,485)	$515,680
Professional services	233,483	94,271	36,418	–	(64,460)	299,712
One-time acquisition cost	98,701	–	–	–	–	98,701
Advertising	89,509	53,394	26,735	–	(39,104)	130,534
Stock based compensation	4,480,318	–	–	–	–	4,480,318
Salaries	64,447	126,636	–	–	(69,738)	121,345
Total operating expenses	$5,401,754	$402,881	$109,442	$–	$(267,787)	$5,646,290

Income from operations	$(4,415,425)	$54,724	$(26,531)	$–	$(32,266)	$(4,419,498)

Other income/expense
Interest income	$(14,877)	$–	$–	$–	$–	$(14,877)
Net gain on derivative	(131,382)	–	–	–	–	(131,382)
Interest expense related to convertible notes	44,329	–	–	–	–	44,329
Loss on management fee contracts	70,257	–	–	–	–	70,257
Net unrealized gain on available for sale securities	(262)	–	–	–	–	(262)
Other income	(219)	(434)	(13)	–	(221)	(887)
Total other expense	$(32,154)	$(434)	$(13)	$–	$(221)	$(32,822)

Net income (loss) before income taxes	$(4,383,271)	$55,158	$(26,518)	$–	$(32,045)	$(4,386,676)

Income tax expense	–	–	–	–	–	–

Net income (loss)	$(4,383,271)	$55,158	$(26,518)	$–	$(32,045)	$(4,386,676)

Other comprehensive income (loss), net of tax
Net unrealized (loss) on available for sale securities	(10,551)	–	–	–	–	(10,551)
Total other comprehensive income (loss), net of tax	$(10,551)	$–	$–	$–	$–	$(10,551)

Comprehensive loss	$(4,393,822)	$55,158	$(26,518)	–	$(32,045)	$(4,397,227)

See accompanying notes to the financial statements

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MEDICINE MAN TECHNOLOGIES, INC.

STATEMENT OF COMPREHENSIVE (LOSS) AND INCOME

For the Twelve Months Ended December 31, 2016

Expressed in U.S. Dollars

	Medicine Man Tech	Success	Pono	Eliminations	Acquisition	Total
	December 31, 2016	December 31, 2016	December 31, 2016	December 31, 2016	December 31, 2016	December 31, 2016

Operating revenues
Product sales	$–	$520,140	$359,346	$–	$–	$879,486
Product sales - related party	–	259,152	1,146	–	–	260,298
Licensing fees	589,721	–	–			589,721
Promotional sales	–	–	2,316	–	–	2,316
Seminar fees	41,735	–	–	–	–	41,735
Total operating revenues	631,456	779,292	362,808	–	–	1,773,556

Cost of goods
Cost of goods	$462,182	$152,574	$73,148	$–	$–	$687,904
Cost of goods - related party	–	70,185	119	–	–	70,304
Total cost of goods	462,182	222,759	73,267	–	–	758,208

Gross profit	$169,274	$556,533	$289,541	$–	$–	$1,015,348

Operating expenses
General and administrative	$382,641	$107,961	$93,792	$–	$–	$584,394
Professional services	–	52,730	85,875	–	–	138,605
Advertising	311,522	16,172	121,194	–	–	448,888
Stock based compensation	627,200	–	–	–	–	627,200
Salaries	–	121,742	–	–	–	121,742
Total operating expenses	$1,321,363	$298,605	$300,861	$–	$–	$1,920,829

Income from operations	$(1,152,089)	$257,928	$(11,320)	$–	$–	$(905,481)

Other income/expense
Interest income	$(14,016)	$–	$–	$–	$–	$(14,016)
Net loss on derivative liability	191,095	–	–	–	–	191,095
Net loss on available for sale securities	9,950	–	–	–	–	9,950
Interest expense related to convertible notes	22,248	–	–	–	–	22,248
Interest expense related to derivative liability	102,907	–	–	–	–	102,907
Other income	–	(373)	214	–	–	(159)
Total other expense	$312,184	$(373)	$214	$–	$–	$312,025

Net income (loss) before income taxes	$(1,464,273)	$258,301	$(11,534)	$–	$–	$(1,217,506)

Income tax expense	–	–	–	–	–	–

Net (loss)	$(1,464,273)	$258,301	$(11,534)	$–	$–	$(1,217,506)

See accompanying notes to the financial statements

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Basis of Presentation

On February 27, 2017, we entered into a Merger Agreement with Pono Publications Ltd. (“Pono”), as well as a Share Exchange Agreement with Success Nutrients, Inc. (“SN”), each a Colorado corporation, in order to facilitate our acquisition of both of these entities. Also, on February 27, 2017, a majority of the holders of our Common Stock ratified in writing their approval of the proposed Merger with Pono and Share Exchange with Success Nutrients (hereinafter referred to as the “Pono Transaction” and “SN Transaction,” respectively, and jointly referred to as the “Transactions.”) The Transactions become effective on June 7, 2017 upon the filing of Statement of Merger with the Secretary of State in Colorado and Statement of Share Exchange and Articles of Exchange with the Colorado Secretary and (the “Effective Time”). For accounting purposes, the effective date of these Transactions was April 1, 2017.

At the Effective Time we issued an aggregate of 7,000,000 shares of our Common Stock to the Pono and SN stockholders in exchange for 100% of the issued and outstanding shares of Pono and SN’s capital stock. SN became a wholly owned subsidiary of our Company and Pono was consolidated into the operations of our wholly owned subsidiary, Medicine Man Consulting, Inc., a Colorado corporation. All our current management remained in place, but Charles Haupt was added as a member of our Board of Directors and Josh Haupt became our Chief Cultivation Officer.

On the Effective Date we assumed all of SN and Pono’s assets, liabilities and plans of operation. All liabilities were paid in full.

Our current stockholders were diluted by the issuance of shares of our Common Stock in the Transactions and may be diluted by future issuances of securities and sales of our securities to satisfy our working capital needs

These pro forma financial statements have been compiled from and include:

a)	an unaudited pro forma balance sheet combining the unaudited balance sheets of SN and Pono as of June 30, 2017 and December 31, 2016, giving effect to the transaction as if it occurred on June 31, 2017 and December 31, 2016

b)	an unaudited pro forma statement of operations combining the unaudited statement of operations of SN and Pono for the six months ended June 30, 2017, and for the twelve months ending December 31, 2016.

c)	an unaudited pro forma statement of cash flows combining the unaudited statement of operations of SN and Pono for the six months ended June 30, 2017, and for the twelve months ending December 31, 2016

Based on the review of the accounting policies of SN – Pono and Medicine Man Technologies, there are no material accounting differences between the accounting policies of the companies. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Medicine Man Technologies.

The acquisition column represents the Medicine Man Technologies acquisition of both Success Nutrients and Pono Publications during 2017.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with SN - Pono and accounting policies.

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